UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 10, 2026

EVENTBRITE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

95 Third Street, 2nd Floor
San Francisco, California 94103
(Address of principal executive offices) (Zip Code)

(415) 692-7779
(Registrant’s telephone number, include area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Class A common stock, par value $0.00001 per share	EB	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On March 10, 2026 (the “Closing Date”), Eventbrite, Inc., a Delaware corporation (the “Company”), completed the previously announced transaction with Bending Spoons US Inc., a Delaware corporation and a wholly owned subsidiary of Bending Spoons S.p.A. (“Parent”), pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of December 1, 2025 (the “Merger Agreement”), by and among the Company, Parent and Everest Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). Capitalized terms used but not otherwise defined herein will have the meanings assigned to them in the Merger Agreement.

Item 1.02.	Termination of a Material Definitive Agreement.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

In connection with the closing of the Merger, the Company repaid all obligations outstanding under, and concurrently terminated, the Credit Agreement, dated as of August 6, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among the Company, the guarantors party thereto from time to time, the banks and other financial institutions or entities party thereto from time to time, and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company, as the administrative agent and collateral agent.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of the Company’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), and each share of the Company’s Class B common stock, par value $0.00001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”), issued and outstanding immediately prior to the Effective Time (other than dissenting shares and shares held by the Company as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly-owned subsidiary of the Company, Parent or Merger Sub)) was converted into the right to receive $4.50 in cash, without interest and subject to applicable withholding taxes, as set forth in the Merger Agreement (the “Merger Consideration”).

In addition, pursuant to the Merger Agreement, at the Effective Time:

•
each option to purchase shares of Common Stock (“Shares”) granted under a Company Equity Plan (each, a “Company Option”) that was outstanding and unexercised immediately prior to the Effective Time (whether vested or unvested) was cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (x) the total number of Shares underlying the Company Option multiplied by (y) the excess, if any, of the Merger Consideration over the exercise price of such Company Option. However, any Company Option for which the exercise price was equal to or greater than the Merger Consideration (whether vested or unvested) was cancelled and converted into the right to receive (without interest) an amount in cash determined based on a Black-Scholes model;

•
each time-based Company restricted stock unit granted under a Company Equity Plan (including Company deferred restricted stock units, each a “Company RSU”) that was outstanding immediately prior to the Effective Time (whether vested or unvested) was cancelled and converted into the right to receive (without interest) an amount in cash equal to (x) the total number of Shares underlying such Company RSU, multiplied by (y) the Merger Consideration; and

•
each Company restricted stock unit granted under a Company Equity Plan that was granted subject to performance-based vesting conditions (each, a “Company PSU”) that was outstanding immediately prior to the Effective Time (whether vested or unvested) was cancelled and converted into the right to receive (without interest) an amount in cash equal to (x) the total number of Shares underlying such Company PSU (with performance achievement assessed at target (or, with respect to any performance period that has been completed prior to the Effective Time, actual performance in accordance with the applicable Company PSU, if higher than target)), multiplied by (y) the Merger Consideration.

The foregoing description of the Merger, the Merger Agreement and the other transactions completed pursuant thereto is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on December 3, 2025 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, on the Closing Date, the Company notified the New York Stock Exchange LLC (the “NYSE”) that the Merger had been completed and that all of the shares of Common Stock issued and outstanding immediately prior to the Effective Time (other than dissenting shares and shares held by the Company as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly-owned subsidiary of the Company, Parent or Merger Sub)) had been converted into the right to receive the Merger Consideration. The Company requested that the NYSE (i) suspend trading of the Class A Common Stock on the NYSE prior to the opening of trading on the Closing Date, (ii) withdraw the Class A Common Stock from listing on the NYSE and (iii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to report that the Class A Common Stock is no longer listed on the NYSE and apply for the deregistration of the Class A Common Stock under Section 12(b) of the Exchange Act. As a result, the Class A Common Stock, which previously traded under the symbol “EB”, will no longer be listed on the NYSE.

The Company intends to file a certification on Form 15 with the SEC to terminate the registration of all Class A Common Stock under Section 12(g) of the Exchange Act and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Class A Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

In connection with the Merger, at the Effective Time, holders of Common Stock immediately prior to such time ceased to have any rights as stockholders in the Company (other than their right to receive Merger Consideration pursuant to the terms of the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

The information contained in the Introductory Note, Item 2.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

In connection with the Merger, at the Effective Time, a change of control of the Company occurred and Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and as a direct wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in the Introductory Note, Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Directors

As a result of the Merger and pursuant to the Merger Agreement, effective as of the Effective Time, each of Julia Hartz, Katherine August-deWilde, Jane Lauder, Pilar Manchón, Sean Moriarty, Helen Riley, April Underwood and Naomi Wheeless resigned from the Board of Directors of the Company (the “Board”) and from any and all committees or subcommittees of the Board on which they served.

As of the Effective Time, Francesco Patarnello, Mattie Maharaj and Jared Mulligan, who were the directors of Merger Sub immediately prior to the Effective Time, became the directors of the Company.

Executive Officers

As a result of the Merger (and not because of any disagreement with the Company), effective as of the Effective Time, Ted Dworkin and Lisa Gorman agreed to step down from their respective capacities as Chief Product Officer and Chief Legal Officer of the Company. Julia Hartz and Anand Ghandi will step down from their respective capacities as Chief Executive Officer and Chief Financial Officer of the Company immediately following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Following the Effective Time, each of Mr. Dworkin, Ms. Gorman, Ms. Hartz and Mr. Ghandi have agreed to continue their respective employment with the Company to assist in transition-related matters.

As of the Effective Time, Francesco Patarnello, Mattie Maharaj and Jared Mulligan, who were the officers of Merger Sub immediately prior to the Effective Time, became President and Secretary, Treasurer and HR Officer, respectively, of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation and the bylaws of the Company were amended and restated in their entirety. A copy of the Amended and Restated Certificate of Incorporation and the Third Amended and Restated Bylaws of the Company are filed herewith as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated as of December 1, 2025, by and among Bending Spoons US Inc., Everest Merger Sub Inc. and Eventbrite, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, filed with the SEC on December 3, 2025).

3.1	Amended and Restated Certificate of Incorporation of Eventbrite, Inc.
3.2	Third Amended and Restated Bylaws of Eventbrite, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2026

EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer